Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 1, 1999

                            AmeriNet Group.com, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation

                                     0-3718
                            (Commission File Number)

                                   11-2050317
                       (IRS Employer Identification No.)

           902 Clint Moore Road, Suite 136: Boca Raton, Florida 33487
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 998-3435

                                 Not Applicable
         (Former name or former address, if changed since last report)

                                TABLE OF CONTENTS

Item           Description                                  Page
Number                                                      Number

               Disclosure of materials incorporated by       2
               reference

               Safe harbor statement regarding forward       2
               looking information

Item 4.        Changes in Registrant's Certifying Accountant 3

Item 7.        Financial Statements and Exhibits             6

               Signatures                                    6



                   Sources of Materials Incorporated by Reference

        This report includes materials incorporated by reference from the following previously filed reports or registration statements, as permitted by Exchange Act Rule 12b-23: Reports on Form 8-KSB filed on April 1,1999, July
12, 1999 and the form 10-KSB for year ended December 31, 1998.

                    FORWARD LOOKING STATEMENTS

     This Form 8-KSB contains certain "forward-looking statements" relating to the Registrant which represent the Registrant's current expectations or beliefs, including, but not limited to, statements concerning the Registrant's operations, performance, financial condition and growth. For this purpose, any statements contained in this Form 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, such as credit losses, dependence on management and key personnel and variability of quarterly results, ability of the Registrant to continue its growth strategy and competition, certain of which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.



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

Item 4.        Changes in Registrant's Certifying Accountant

     This item amends Item 4 of the Registrant's current report on Form 8-KSB filed with the Commission on July 12, 1999. The following exhibits are filed as exhibits to this report, see "Item 7(c), Exhibit Index:" a letter from Bowman & Bowman, P.A. (the "Bowman Firm"), dated August 2, 1999 (the "Bowman Letter"); a letter and a facsimile transmission in the form of a note accompanied by an excerpt from a draft of Item 4 of the Registrant's current report on Form 8-KSB filed by the Registrant with the Commission on July 12, 1999, all provided to the Registrant's general counsel by Penny Adams Field ("Mrs. Field"), the chairperson of the Registrant's audit committee, on August 13, 1999 (the "Field Documents"); and, a letter from The Yankee Companies, Inc. ("Yankees"), dated August 15, 1999 (the "Yankees Letter").

     In conjunction with the Registrant's decision on July 9, 1999, to retain the firm of Daszkal, Bolton & Manela, P.A. (the "Daszkal Firm") to conduct its next annual audit, rather than to continue using the firm of Bowman & Bowman, P.A. (the "Bowman Firm"), which prepared the Registrant's audit for the year ended December 31, 1998, the Registrant hereby provides the following representations required by Item 304 of Regulation SB:

(a)(1)The Registrant changed its principal independent accountant during its last fiscal year (the year ended December 31, 1998) and for the current fiscal year:

     (i)In each case, the decision was made by the Registrant and the former accountants did not resign, decline to stand for re-election nor were they dismissed; rather, in each case, their engagements were for a single project and the decision to engage other auditors for the next fiscal year was made based on factors such as geographic proximity to the Registrant's principal offices and, in the latest case, a pre-existing relationship with a corporation acquired by the Registrant which is expected to account for almost all of the Registrant's operations during the current fiscal year. The firm of Baum & Company, P.A. (the "Baum Firm"), was replaced by the Bowman Firm on or about March 5, 1999; and the Bowman Firm was replaced by the Daszkal Firm on or about July 9, 1999. A copy of the Registrant's engagement agreement with the Daszkal Firm, executed by the Registrant on August 2, 1999, is included as an exhibit to this current report, see Item 7(c), Exhibit Index."

     (ii)The reports of the Registrant's principal accountants for the past two years did not contain any adverse opinions or disclaimers of opinions, nor were they modified as to uncertainty, audit scope, or accounting principles, except as follows: the Registrant's audit by the Baum Firm for the year ended December 31, 1997, contained a qualification as to scope, which read as follows: "We were unable to obtain a discussion or evaluation from the Company's [the Registrant] outside legal counsel of pending or threatened litigation described in Note 14" (see audit report letter of the Baum Firm, included in the Registrant's report on Form 10-KSB for the year ended December 31, 1997). The attorney in question was David Albright, Esquire of the firm Albright, Brown, and Goetemiller, 120 East Baltimore Street, Suite 2150; Baltimore, Maryland 21202. Mr. Albright was familiar and involved with litigation involving assets in which the Registrant had an indirect interest, however, he failed or refused to communicate with attorneys or accountants for the Registrant responsible for filing the Forms 10-KSB for 1997 and 1996. See the details discussed in Part I, Item 3, Legal Proceedings" of the Registrant's reports on Form 10-KSB for the years ended December 31. 1996 and 1997, including copies of letters sent to Mr. Albright filed as exhibits thereto. In light of the Registrant's disposition of the operations and assets involved, current management is of the opinion that such qualification has no relevance to its current or proposed future operations.

     (iii)The decision to engage the Bowman Firm rather than the Baum Firm for the Registrant's audit for the year ended December 31, 1997 was made at the insistence of Mrs. Field, an outside director who chairs the Registrant's audit committee and was recommended or approved by the Registrant's board of directors. The decision to engage the Daszkal Firm rather than the Bowman Firm for the current year's audit was made by the Registrant's board of directors in conjunction with the Registrant's acquisition of American Internet Technical Center, Inc., a Florida corporation ("American Internet"), based on the Daszkal Firm's pre-existing relationship as auditor for American Internet. Based on the Registrant's records and on inquiries to the Bowman Firm, the auditor-client relationship ended when the Bowman Firm received Mrs. Field's fax on or about July 9, 1999; however, the Bowman Firm's final services for the Registrant on matters other than compliance with the requirements of Item 304 of Regulation SB were rendered on or about May 26, 1999, when the Registrant filed its report on Form 10-KSB for the year ended December 31, 1998.

     (iv)(A)The Registrant does not believe that there were any disagreements with the Baum or Bowman Firms, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports. However, as disclosed in Item 8 of the Registrant's report on Form 10-KSB for the year ended December 31, 1998, the Registrant disagreed with the Bowman Firm's characterization of certain portions of the Registrant's agreement with the Yankee Companies, Inc., a Florida corporation that serves as the Registrant's strategic consultant ("Yankees"), including the description of the services to be provided and the basis for calculating the compensation payable to Yankees. A very detailed discussion of the nature of the disagreement, including detailed quotes from the subject agreement is included in Item 8 of the Registrant's report on Form 10-KSB for the year ended December 31, 1998, and is incorporated herein by reference. In addition, in conjunction with the Registrant's audit for the year ended December 31, 1997, Mrs. Field, as the chairperson of the Registrant's audit committee, determined that the Baum Firm should be replaced by the Bowman Firm for purposes of conducting the audit of the Registrant's financial statements based on geographic convenience, but also noting in the current report on Form 8-KSB filed on March 5, 1999, reporting the change, the membership of the Bowman Firm in the AICPA's securities practice section, and its successful peer review associated with such membership. The Registrant disclosed such decision in a manner that the Baum Firm felt implied that it was not a member of the AICPA's securities practice section, and that it had not successfully concluded a peer review associated with such membership. The Registrant made clear in an amendment to the related current report on Form 8-KSB filed on March 30, 1999, that it did not intend to make the implication objected to.

       (B) The Registrant does not believe that its former auditors ever advised the Registrant that:

          (1)  internal  controls   necessary  to  develop  reliable   financial
               statements did not exist; or

          (2) information had come to their attention which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

          (3) the scope of the audit should be expanded significantly, or information had come to their attention that they had concluded would, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of their most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal;

 (2) During the Registrant's last two fiscal years, it engaged new accountants as its principal accountant to audit its financial statements. On or about March 5, 1999, it engaged the Bowman Firm, rather than its former accountant, the Baum Firm; and, on or about July 9, 1999, it engaged the Daszkal Firm rather than the Bowman Firm.

 (3) The Registrant has provided the Bowman Firm with draft copies of Item 4 of this current report and received various comments, which it has either incorporated herein or discusses below and requested that the Bowman Firm furnish a letter addressed to the Commission stating whether it agrees with the foregoing statements made by the Registrant and, if not, stating the respects in which it does not agree. The Bowman Firm has provided the Registrant with a letter filed as an exhibit to this current report on Form 8-KSB [see "Item 7(c),
Exhibit Index"] which reads as follows:"With the changes made in the draft dated today 8/17/99 to Item 4 and the changes we discussed verbally regarding the "Field letter" we Bowman & Bowman are in agreement with the contemplated disclosures in Equity Growth's 8-KSB. This memo is addressed to Equity Growth and Item 4-(a)(3) needs to reflect the fact that no notice is being sent directly to the Commissioner or to the SEC but that this acknowledgement may be attached to the 8-KSB."

     In conjunction with the disclosure originally provided by the Registrant in response to Item 304 of Regulation SB pertaining to the engagement of the Daszkal Firm, the Bowman Firm noted two objections, one of which has led to the amendment effected hereby. The Bowman Firm's letter to the Commission and the Registrant dated August 2, 1999 (the "Bowman Letter"), states as follows:

          1.  We are in disagreement  with Item 4, second paragraph  subsection
               (ii).  The  Company  [Registrant]  received a  qualified  opinion
               (scope   limitation)   on  their   December  31,  1997  financial
               statements per their Form 10K [10-KSB] filed July 1, 1998.

          2. We are in disagreement with the last paragraph in Item 4, which states we, Bowman & Bowman PA, were contacted and that a copy of the disclosure was provided to us prior to the issuance of the Form 8-K. As of today August 2, 1999 we have not received any written communication including fax or E-mail regarding the dismissal of our firm or the issuance of the July 12, 1999 Form 8-K. We discovered the issuance of the July 12, 1999 Form 8-K through a routine search, on July 30, 1999, of SEC filings that we make each month. Had it not have been for our search we would still not know that the 8-K had been issued.

     Other than items 1 and 2 above Bowman & Bowman PA has no disagreements with the disclosures made in Item 4 of the Form 8-K dated July 12, 1999."

     The Registrant agrees that its audit for the year ended December 31, 1997, contained a qualification as to scope, as discussed above [see paragraph
(a)(1)(ii)].

     With reference to the Bowman Firm's assertions that it was not contacted prior to filing of the Registrant's current report on Form 8-KSB on July 12, 1999, the Registrant was advised in the Field Documents by Mrs. Field (who served as the Registrant's contact person with the Bowman Firm and who was assigned responsibility for advising the Bowman Firm that the Daszkal Firm had been selected to conduct the Registrant's next audit), that:

          * On or about July 7, 1999, she notified the Bowman firm by voice mail and by fax that the Registrant intended to engage new auditors. A copy of the materials faxed by Mrs. Field to the Bowman Firm is included as a component of the Field Documents, filed as an exhibit to this current report, see item 7(c),
               Exhibit Index."

          * On or about July 8, 1999, Mrs. Field spoke directly to Mr. Larry Bowman, a principal of the Bowman Firm about the engagement of the new auditors.

     In addition to the representations in the Field Documents, the president of Yankees disclosed to the Registrant's general counsel in the Yankees Letter that:

          * In a telephone conversation initiated by Mr. Bowman on July 12, 1999, Mr. Bowman acknowledged that the Registrant had engaged another firm as its auditors and requested that Yankees arrange for final payment of the Bowman Firm's statement.

          * On July 21, 1999, the Bowman Firm deposited a check issued by the Registrant and marked "final payment."

     On August 3, 1999, the Registrant's general counsel received a faxed copy of a letter from the Bowman Firm confirming that the client-auditor relationship between the Registrant and the Bowman Firm had ended.

     While the disagreement between the Registrant and the Bowman Firm concerning communication of the matters discussed above does not appear to involve a material matter, the Registrant felt compelled by the issues raised by the Bowman Firm to investigate the matter and to reach its own conclusions with reference thereto, especially as they involved the credibility of the chairperson of its audit committee. Based on the representations in the Yankees Letter, the Field Documents and the prior experience of the Registrant's general counsel in attempting to communicate with the Bowman Firm during the Registrant's audit for the year ended December 31, 1999, the Registrant's management has concluded that the Field Documents are accurate.

     The Bowman Firm has requested that the following statement be included in conjunction with the foregoing discussion, as its response thereto. "The firm of Bowman and Bowman feels that they were not notified in a timely manner making it impossible for them to notify the SEC on a timely basis of their dismissal and approval of the subsequent [sic] issued 8-KSB dated July 12, 1999."

Item 7.Financial Statements and Exhibits

          (c)     Exhibits


Item    Page    Description
Number  Number

10.38    *     Engagement letter for Daskal, Bolton, Manela, P.A., dated July
               9, 1999.

16.3    *     Letter re change in  Registrant's  certifying  accountant dated
               August 17, 1999.

99.39   *     Letter from Bowman and Bowman, P.A. to SEC dated August 2,
               1999.

99.40   *     Letter from  Bowman and Bowman  confirming  cessation  of client-
               auditor relationship dated August 2, 1999.

99.41   *     Letter from Penny Adams Field to G. Richard Chamberlin, Esq.
               dated August 13, 1999.

99.42   *     Cover  letter  and  enclosure  represented  to have been faxed to Bowman and Bowman from Penny Adams Field.

99.43   *     Letter from The Yankee Companies, Inc. to G. Richard Chamberlin dated August 9, 1999.

          *   Copies are filed as exhibits to the 8-K filed on August 18, 1999.


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AmeriNet Group.com, Inc.
                             A Delaware corporation
                                  (Registrant)

                              Date: September 9, 1999

                          By: /s/ Michael H. Jordan/s/
                          Michael H. Jordan, President



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